                                                                   Exhibit 10.23


                   AMENDMENT NO. 3 TO SHAREHOLDERS' AGREEMENT

     AMENDMENT NO. 3 TO SHAREHOLDERS' AGREEMENT, dated as of February 7, 2000 (this "Amendment") to that certain Shareholders' Agreement dated as of April 23,
       ---------
1999, as amended by Amendment No. 1 dated February 2, 2000 and Amendment No. 2 dated February 4, 2000 (the Shareholders' Agreement") between BROADVIEW NETWORKS
                            -----------------------
HOLDINGS, INC. (f/k/a Coaxicom, Inc.), a Delaware corporation (the "Company"),
                                                                    -------
and each of the shareholders listed on the signature pages thereto (collectively, the "Shareholders") is made by and between the Company and the
                    ------------
Shareholders.

     WHEREAS, in connection with the proposed initial public offering of the Company's common stock (the "IPO"), the underwriters of the IPO have advised the
                             ---
Company that the special veto rights of All Preferred Holders and the board representation rights of the Shareholders could adversely affect the marketing of the IPO and, accordingly, have requested that such rights be terminated;

     WHEREAS, the managing underwriter of the IPO has advised the Company in writing that in its opinion it is necessary for the Stockholders to waive the preemptive rights granted under the Shareholders' Agreement in order for the IPO to achieve its maximum benefit;

     WHEREAS, the Company and the Shareholders desire to amend the Shareholders' Agreement in order to (a) eliminate All Preferred Holders' special veto rights and modify the Shareholders' board representation rights, in each case effective upon the consummation of a Qualifying IPO and (b) waive All Preferred Holders' rights to first offer to provide equity financing and the Shareholders' preemptive rights with respect to the issuance of common stock pursuant to the IPO, in each case effective as of the date of this Amendment;

     NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the Company and the Shareholders hereby agree as follows:

     SECTION 1.  Definitions.  Capitalized terms used but not otherwise defined
                 -----------
herein shall have the meaning given to them in the Shareholders' Agreement or, if not defined therein, in the Company's Certificate of Incorporation, as amended.

     SECTION 2. Amendments to Shareholders' Agreement.  The Shareholders'
                -------------------------------------
Agreement shall be amended, effective upon the consummation of a Qualifying IPO, as follows:

     (a)  Section 1 shall be amended and restated in its entirety as follows:
          ---------

     1.   Voting Rights.  For so long as this Agreement is in effect, the
          -------------
          Stockholders shall each vote all of their securities of the Company, including any securities of the Company acquired after the date of this Agreement, in favor of the size of the
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          Board of Directors of the Company (the "Board") and the election of each of the other Stockholders' designees to the Board, or any committee thereof, as provided below:

          (a) The Board shall consist of five (5) members;

          (b) One designee to the Board who is selected by holders of at least a majority in interest of the then outstanding Priority Preferred Shares ("Majority Priority Preferred Holders"). The designee selected by the Majority Priority Preferred Holders shall have the right to serve on all of the Board's committees; and

          (c) One designee to the Board who is jointly selected by the Series A Holders and the Series B Holders.

     (b)  Section 2 shall be deleted in its entirety and replaced with the
          ---------
     following:

          2.  Restrictions.  [Intentionally deleted.]
              ------------

     SECTION 3.  Waiver of Preemptive Rights.  Each Shareholder hereby waives,
                 ---------------------------
effective as of the date of this Amendment, any preemptive rights to which he or it may be entitled under the Shareholders' Agreement with respect to the issuance of common stock by the Company pursuant to a Qualifying IPO.

     SECTION 4.  Waiver of Rights to First Offer to Provide Equity Financing.
                 -----------------------------------------------------------
All Preferred Holders hereby waive, effective as of the date of this Amendment, any rights of first offer to provide equity financing to which he or it may be entitled under the Shareholders' Agreement with respect to the issuance of common stock by the Company pursuant to a Qualifying IPO.

     SECTION 5.  No Implied Amendments.  Except as herein amended, the
                 ---------------------
Shareholders' Agreement shall remain in full force and effect and is ratified in all respects. On and after the effectiveness of this Amendment, each reference in the Shareholders' Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference to the Shareholders' Agreement in any other agreements, documents or instruments executed and delivered pursuant to the Securities Purchase Agreement, shall mean and be a reference to the Shareholders' Agreement, as amended by this Amendment.

     SECTION 6.  Effective Date.  This Amendment shall be effective as of the
                 --------------
date hereof; provided, however, that the provisions of Section 2 of this
             --------  -------
Amendment shall be effective upon the consummation of a Qualifying IPO; provided, further, however, that if a Qualifying IPO is not consummated within
--------  -------
90 days, following the date hereof, this Amendment shall become null and void.

                                       2
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     SECTION 7. Counterparts.  This Amendment may be executed by the parties
                ------------
hereto in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                              BROADVIEW NETWORKS HOLDING, INC.

                                  /s/ Vern Kennedy
                              By:______________________________
                                      Name:
                                      Title:


                              BAKER COMMUNICATIONS FUND, L.P.

                              By:   Baker Capital Partners, LLC
                                       Its General Partner

                                  /s/ Edward Scott
                              By:______________________________
                                      Name:
                                      Title:


                                   The State Treasurer of the State of Michigan,
                              as Custodian of the Michigan Public School
                           Employees' Retirement System, State Employees'
                       Retirement System and Michigan State Police
                   Retirement System


                              By:______________________________
                                      Name:
                                      Title:


                              JOEL GROSS


                              ______________________________

                              COMMUNICATIONS VENTURES II, L.P.

                                  /s/ Roland Van der Meer
                              By:______________________________
                                      Name:
                                      Title:


                              COMMUNICATIONS VENTURES II
                                    AFFILIATES FUND, L.P.

                                  /s/ Roland Van der Meer
                              By:______________________________
                                      Name:
                                      Title:


                              NEW ENTERPRISE ASSOCIATES VII, L.P.

                              By:   NEA Partners VII, L.P.,
                                       General Partner

                                  /s/ Peter Barris
                              By:______________________________
                                      Name:
                                      Title:


                              NEA PRESIDENTS FUND

                                  /s/ Peter Barris
                              By:______________________________
                                      Name:
                                      Title:

                              NEA VENTURES 1998, L.P.

                                  /s/ Peter Barris
                              By:______________________________
                                      Name:
                                      Title:

                              WPG ENTERPRISE FUND III, L.L.C.

                              By:   WPG VC Fund Adviser, LLC.,
                                       Fund Investment Advisory Member

                                  /s/ Barry Eggers
                              By:______________________________
                                      Name:   Barry Eggers
                                      Title:  Managing Member


                              WEISS, PECK & GREER VENTURE
                                    ASSOCIATES IV, L.L.C.

                              By:   WPG VC Fund Adviser, L.L.C.,
                                       Fund Investment Advisory Member

                                  /s/ Barry Eggers
                              By:________________________________
                                      Name:   Barry Eggers
                                      Title:  Managing Member


                              WPG INFORMATION SCIENCES
                                    ENTREPRENEUR FUND, L.P.

                              By:   WPG VC Fund Adviser, L.L.C.
                                       General Partner

                                  /s/ Barry Eggers
                              By:________________________________
                                      Name:   Barry Eggers
                                      Title:  Managing Member


                              WEISS, PECK & GREER VENTURE
                                    ASSOCIATES IV CAYMAN, L.P.

                              By:   WPG VC Fund Adviser, L.L.C.,
                                    Fund Investment Advisory Partner

                                  /s/ Barry Eggers
                              By:________________________________
                                      Name:   Barry Eggers

                                      Title:  Managing Member


                              /s/ Vern Kennedy
                              ________________________________
                              Vern M. Kennedy

                              /s/ Terrance Anderson
                              ________________________________
                              Terrence J. Anderson

                              /s/ Philip Smith
                              ________________________________
                              Philip B. Smith

                              /s/ Tracy Korman
                              ________________________________
                              Tracy W. Korman